NOMURA PARTNERS FUNDS, INC.

INDIA FUND

GREATER CHINA FUND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED JULY 16, 2013

TO THE PROSPECTUS DATED JANUARY 28, 2013, AS AMENDED

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 28, 2013, and other supplements.

Effective July 16, 2013, each of the India Fund, the Greater China Fund and the International Equity Fund is closed to new investments.

INVESTMENT COMPANY ACT FILE NO: 811-01090